UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2008

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2008, the Board of Directors of Family Dollar Stores, Inc. (the “Company”) adopted a resolution approving amendments to Articles I, II and XIII of the Company’s Bylaws.  The amended Bylaws also include a new Article XVII.  The amendments, which became effective immediately upon approval, are summarized below.

Article I was amended to specify that the Company’s registered office shall be the office set forth in the Company’s Certificate of Incorporation, or as may be changed in accordance with the Delaware General Corporation law.

Article II was amended to, among other things: (i) clarify that a stockholder seeking to propose business or make a director nomination at a stockholder meeting must comply with Section 9 of Article II; (ii) update and expand the information that must be provided by a stockholder who wishes to bring business before a meeting of stockholders or make a director nomination, including a full description of any derivative positions held by the stockholder (or Stockholder Associated Person, as such term is defined in the Bylaws);  (iii) enhance the information that must be provided by any director nominated by a stockholder; and (iv) specify that the chairman of any stockholder meeting has the power to declare whether stockholder proposed nominations or other business were properly brought in accordance with the procedures set forth in Article II.

Article XIII was amended to (i) clarify the types of proceedings which entitle a director or officer of the Company to indemnification or advancement rights; and (ii) include a savings clause which provides that modifications to the Bylaws shall be prospective only and shall not limit the indemnification or advancement rights that a director or officer of the Company has regarding acts occurring prior to any such amendment.

Article XVII was added to establish emergency Bylaws which take effect during emergency conditions which prevent a quorum of the board of directors from convening for action.

The foregoing does not constitute a complete summary of the Bylaw amendments and is qualified in its entirety by reference to the complete text of the Bylaws which is attached hereto as Exhibit 3.2(a) and is incorporated herein by reference.   A copy of the Bylaws marked to show changes from the prior version of the Bylaws is attached as Exhibit 3.2(b) and is also incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

3.2(a) – Bylaws of Family Dollar Stores, Inc., as amended August 20, 2008

3.2(b) – Bylaws of Family Dollar Stores, Inc., marked to show amendments effective August 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: August 20, 2008	By:	/s/ Janet G. Kelley
Janet G. Kelley
Senior Vice President-General Counsel and
Secretary

Exhibit Index

Exhibit No.	Document Description
3.2(a)	Bylaws of Family Dollar Stores, Inc., as amended August 20, 2008

3.2(b)	Bylaws of Family Dollar Stores, Inc., marked to show amendments effective August 20, 2008